INCOME TAXES - Schedule of Deferred Tax Assets (Liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Components of Deferred Tax Assets and Liabilities [Abstract]
Net operating loss carryforwards	$ 29,300	$ 14,512
Tax credit carryforwards	3,429	2,238
Fixed assets		5
Fixed assets (liabilities)	(117)
Stock-based compensation	1,634	522
Deferred Revenue	949	421
Accrued bonuses	857
Other	84	90
Total deferred tax assets	36,136	17,788
Valuation allowance	$ (36,136)	$ (17,788)